UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2016

Date of reporting period: June 30, 2016

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

SAROFIM EQUITY FUND

Semi-Annual Report	June 30, 2016

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

Dear Shareholders:

Economic Commentary

The S&P 500 pressed higher in the first half of 2016, rapidly recovering from sharp sell-offs in January and June and registering a solid gain for the period. The market’s resilience was widely attributed to the ongoing recovery in oil prices. U.S. economic data firmed and the earnings outlook improved, but mediocre global growth prospects and political uncertainty kept investor sentiment depressed. Telecommunications and utilities outperformed in the past six months as spikes in volatility drove investors to search for yield in these typically low-growth sectors. Financials and technology lagged the broader market, and were the only two sectors of the index to decline in the period.

The Sarofim Equity Fund portfolio generated a positive return in the first half of 2016, but slightly trailed the benchmark for the period. The Fund’s first-half total return was 3.47% compared to 3.84% for the S&P 500. The strategic emphasis on the consumer staples sector was the primary contributor to relative performance. The overweighting of the tobacco stocks was particularly advantageous. Likewise, the overweighted allocation to energy had a positive impact on relative returns. The limited and selectively focused exposure to financials, the weakest performing sector of the index in the period, was also constructive. Factors that undercut relative results included weakness in key holdings in the health care sector. Biotechnology stocks, in particular, came under pressure. The lack of exposure to telecommunications and utilities also undermined relative returns. The underweighted allocation to industrials detracted from relative performance, but the negative impact was moderated by stock selection within the sector. The largest positive contributors to the Fund’s six-month return included Philip Morris, Exxon Mobil, Altria, Chevron, and Texas Instruments. The largest detractors from return included Alexion Pharmaceuticals, Apple, State Street, American Express, and Celgene.

Key elections in major developed markets have set the stage for political movements to emerge as an important driver of policy over the medium term. Equity markets are likely to remain volatile and highly sensitive to geopolitical developments as the U.S. presidential election approaches and the framework for a U.K. exit from the European Union takes shape. Uncertain economic prospects and unsettled market conditions support a high quality portfolio bias. Fayez Sarofim & Co.’s long-practiced investment approach emphasizes fundamentally sound companies with strong balance sheets, stable demand characteristics, high levels of

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

profitability, and resilient dividend and capital allocation policies. Furthermore, we have recently increased our emphasis on companies whose growth plans are more structural and less dependent on the overall level of economic activity. We believe the global industry leaders in our portfolios are well-equipped to meet the challenges of operating in a slow growth environment while also benefiting from improvement in the U.S.

Letter to Shareholders

After a sharp correction to begin the year, US stock market averages rallied back to finish the first half of 2016 with a small gain. The S&P 500 delivered a 3.84% total rate of return, finishing only 1.5% from the record high it established in May 2015. Continuing the pattern it has exhibited since that May, the US equity market is flirting with its all-time high while simultaneously dealing with obstacles to further gains, including weak economic growth, stalled profit growth, political uncertainty, and the threat of terrorism. These factors have introduced greater volatility into the markets since the summer of 2015, and some of them could continue to present challenges. However, while volatility will probably remain elevated, we expect improving profit growth at our portfolio companies and in the S&P 500 overall will create a better environment for capital appreciation in the second half of this year and into 2017.

Also continuing a trend exhibited in the past several years, most foreign equity markets proved a disappointment, and fixed income returns were surprisingly robust. The MSCI EAFE Index fell 7.21% in local currency and 4.42% in dollars over the first half of the year as markets declined broadly in Europe and also in Japan. Both the European Central Bank and the Bank of Japan have been trying to revive economic activity in their regions with aggressive monetary stimulus, but neither area has gained traction. Then, right at the end of the second quarter, voters in the United Kingdom surprised the world by voting to leave the European Union, introducing considerable uncertainty into the picture for Europe overall. Already harboring concerns about sluggish economic activity around the globe, investors further reduced their expectations for growth and for the path of inflation and interest rates. Yields on government bonds all around the world plunged. Over the first six months of 2016, the yields on US, German, and Japanese 10-year bonds fell by 80, 76, and 48 basis points, respectively. Finishing the first half yielding only 1.47%, US ten-year Treasury bonds stood out as a relatively enticing income alternative compared to the investor effectively paying the government 0.13% and 0.22% annually in German and Japanese ten-year government bonds! Driven by the

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

performance of the Treasury sector, the Barclays US Aggregate Index of fixed income instruments returned 5.31% in the first half. At this point, income investors have increasingly slim pickings from which to choose; according to figures compiled by Bianco Research, only $2.2 trillion of the $35.1 trillion of outstanding government debt around the world is trading at a yield greater than 2%. Approximately 77% of the total outstanding yields less than 1%, with some $12.7 trillion trading at a negative interest rate.

Even though the recent performance of the US economy leaves much to be desired, the current situation of slow, steady growth combined with low interest rates and glum sentiment actually offers a fairly supportive environment for equity returns for the time being. According to the US Bureau of Economic Analysis, GDP growth for the first quarter of 2016 was only 1.1%. If this year is like the past two years, that growth rate could accelerate somewhat during the remainder of the year. However, over the past decade, our economy has grown at less than 2% compounded annually. The recovery from the Great Recession has been painfully slow. Economists cite many possible causes for this sluggish performance, such as high levels of debt outstanding, aging demographics, lower savings and investment, weak productivity growth, and greater regulation. The Federal Reserve has attempted to support the economy with aggressive monetary stimulus, characterized by over seven years of interest rates close to zero and sizable purchases of fixed income instruments, also known as “quantitative easing” or QE programs. While many members of the Federal Reserve might like to raise interest rates to return them closer to normal levels, economic growth has not been strong enough to allow them to increase short-term rates more than a single 25 basis point increase in December 2015. At this point, with a weaker employment report in June and the UK’s vote for “Brexit,” it appears the Fed will be back on hold for a longer period of time. Futures markets point to only a 9% chance of a rate increase in the remainder of 2016.

Weak growth and ultra-low interest rates are not the desired characteristics of the US economy, but corporate executives and investors have lowered their expectations accordingly. Along with operating expenses, executives have scrutinized capital spending closely in recent years. With the recent downturn in the energy sector, which had been the main source of growth in capital spending, corporate capital spending for the non-financial sectors of the S&P 500 shrank 4.9% over the twelve months ended in March. Instead, executives have concentrated more on returning cash flow to shareholders via share buybacks and dividends. Based on data compiled by FactSet Research Systems, these same firms have grown

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

buybacks by a cumulative 232% since the beginning of 2010 versus a 90% increase for dividends and a 59% rise for capital spending over the same time period. Operating with a similar logic, many equity investors have remained distrustful of the environment. At the end of June, approximately 29% of investors describe themselves as bullish in the AAII Sentiment Survey, ten percentage points less than the average for the past thirty years; Investment Company Institute data show that domestic equity mutual funds, including ETFs, have exhibited outflows of $175 billion since the beginning of 2015. Typically, economic cycles end when firms invest too much or build too much capacity or inventory or when the Fed raises interest rates to slow inflation. Similarly, market cycles often end when investors are overly optimistic. At the present time, companies and investors are behaving conservatively, which should prolong the economic and market cycle.

An incipient resumption in earnings growth for the S&P 500 augurs for improving prospects for stock price appreciation. Two headwinds — the substantial appreciation of the US dollar relative to foreign currencies and the fall in the price of oil — emerged in the fall of 2014 and conspired to stall profit growth for the S&P 500 and a typical Sarofim portfolio. The resulting difficulty in growing profits has been the most substantial contributor to the inability of the equity market to advance. It appears that the first quarter of 2016 may have been the bottom in terms of earnings growth and that the level of S&P profits will begin growing again in the second half of the year. Using estimates from David Bianco at Deutsche Bank, an earnings decline of 5.4% in the first quarter could improve to year-over-year growth of 7.2% by the fourth quarter. His estimates also suggest that growth in earnings for the S&P 500 could be approximately 10% in 2017, from a level of approximately $118 per share in 2016 to $130 per share in 2017. Along with a fairly steady performance on a currency-neutral basis outside of the energy sector, the cessation of the two headwinds is one of the main reasons for the improving trend. Oil prices dropped as low as $26 per barrel in February, clearly influencing the market correction underway at that time, before rebounding to $48 to close the second quarter. Supply and demand in the oil market is coming back into balance, and the producers have cut costs and capital expenditures dramatically, which should lead to higher profits. With regard to the dollar, its value against other currencies has been largely stable since the end of January 2015. At that point, the ICE US Dollar Index reached 94.85 compared to the present value of 95.96, which was inflated almost three points in the last week of the quarter by the flight-to-quality triggered by the Brexit vote. Recognition that the Fed is unlikely to raise US interest rates should keep the currency’s appreciation in check. These improving trends

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

are likely to have a bigger impact on a typical Sarofim portfolio due to its higher percentage of overseas profits and greater exposure to the energy industry.

Clearly, a challenging and concerning environment has faced investors in recent years. A world characterized by weak growth, volatile markets, and record low interest rates makes it more difficult to achieve the goals that most investors are targeting. Monetary policy may have succeeded in preventing a depression in the aftermath of the 2008 financial crisis, but it has left us collectively in a decidedly frustrating position ever since. The advanced economies of the US, Europe, and Japan have failed to deliver improving living standards for much of their population, leaving a tremendous sense of dissatisfaction that is evident in political rhetoric and recent election results. We are monitoring the implications of these trends and the risks to our clients’ portfolios. Our investment portfolios emphasize companies with strong balance sheets, stable demand characteristics, high levels of profitability, and resilient dividend and capital allocation policies. Furthermore, we have recently increased our emphasis on companies whose growth plans are more structural and less dependent on the overall level of economic activity. In a volatile market environment, we remain committed to adhering to our time-tested investment philosophy and to delivering superior risk-adjusted returns over market cycles for our clients. As always, we welcome your questions and thank you for the trust that you have placed in our firm.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Mutual fund investing involves risk, including possible loss of principal. A company may reduce or eliminate its dividend, causing losses to the fund.

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations.

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria,

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Barclay’s US Aggregate Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the U.S. Aggregate Index on April 1, 2007, but are not eligible for the Global Aggregate Index. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety.

The ICE U.S. Dollar Index is a geometrically-averaged calculation of six currencies weighted against the U.S. dollar. The contract was established in 1973 and includes six currencies: the Euro, Japanese yen, British pound, Canadian dollar, Swedish krona and Swiss franc.

The volatility of the indices referenced above may be materially different from that of FS & Co.’s products. In addition, FS & Co.’s holdings may differ significantly from the securities that comprise the highlighted indices. The referenced indices have not been selected to represent an appropriate benchmark to compare investor performance, but rather are disclosed to allow for comparison of investor performance to that of certain well known and widely recognized indices.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

SECTOR WEIGHTINGS†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.5%

	Shares	Value

Belgium — 1.5%
Anheuser-Busch InBev ADR	10,930	$1,439,262

Canada — 1.2%
Canadian Pacific Railway	8,755	1,127,557

Denmark — 2.4%
Novo Nordisk ADR	44,000	2,366,320

France — 1.3%
Christian Dior ADR	24,200	963,160
Total ADR	5,548	266,859

		1,230,019

Netherlands — 1.1%
ASML Holding, Cl G	10,695	1,061,051

Switzerland — 6.4%
Nestle ADR	36,648	2,833,257
Novartis ADR	18,326	1,512,078
Roche Holding ADR	58,980	1,943,391

		6,288,726

United States — 85.8%
Consumer Discretionary — 8.7%
Comcast, Cl A	31,568	2,057,918
McDonald’s	11,423	1,374,644

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

COMMON STOCK — continued

	Shares	Value

Consumer Discretionary — continued
NIKE, Cl B	15,860	$875,472
Target	10,104	705,461
Twenty-First Century Fox, Cl A	39,330	1,063,877
Twenty-First Century Fox, Cl B	12,841	349,917
Walt Disney	21,312	2,084,740

		8,512,029

Consumer Staples — 21.2%
Altria Group	54,417	3,752,596
Coca-Cola	85,912	3,894,391
Estee Lauder, Cl A	21,082	1,918,884
Kraft Heinz	4,495	397,718
PepsiCo	19,870	2,105,028
Philip Morris International	56,814	5,779,120
Procter & Gamble	14,578	1,234,319
Walgreens Boots Alliance	20,253	1,686,467

		20,768,523

Energy — 12.2%
Chevron	29,022	3,042,376
ConocoPhillips	21,174	923,187
Enterprise Products Partners (A)	37,930	1,109,832
Exxon Mobil	43,818	4,107,499
Occidental Petroleum	25,841	1,952,546
Plains All American Pipeline (A)	27,800	764,222

		11,899,662

Financials — 13.5%
American Express	25,460	1,546,949
Berkshire Hathaway, Cl B *	2,109	305,362
BlackRock, Cl A	5,935	2,032,915
Chubb	21,631	2,827,388
Intercontinental Exchange	4,100	1,049,436
JPMorgan Chase	38,209	2,374,307
S&P Global	8,833	947,428
State Street	20,780	1,120,458
Wells Fargo	20,105	951,570

		13,155,813

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

COMMON STOCK — continued

	Shares	Value

Health Care — 6.1%
Abbott Laboratories	38,415	$1,510,094
AbbVie	28,963	1,793,099
Alexion Pharmaceuticals *	4,730	552,275
Celgene *	10,100	996,163
Gilead Sciences	12,521	1,044,502
Zoetis, Cl A	606	28,761

		5,924,894

Industrials — 3.3%
Union Pacific	14,328	1,250,118
United Technologies	18,846	1,932,657

		3,182,775

Information Technology — 18.9%
Alphabet, Cl C *	2,750	1,903,275
Apple	46,544	4,449,606
Automatic Data Processing	5,325	489,208
Facebook, Cl A *	30,500	3,485,540
Microsoft	49,560	2,535,985
Oracle	26,919	1,101,795
Texas Instruments	40,201	2,518,593
VeriSign *	8,000	691,680
Visa, Cl A	17,900	1,327,643

		18,503,325

Materials — 1.9%
Air Products & Chemicals	3,734	530,377
Praxair	11,508	1,293,384

		1,823,761

		83,770,782

TOTAL COMMON STOCK (Cost $66,143,246)		97,283,717

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

SHORT-TERM INVESTMENTS — 0.3%

	Shares	Value

JPMorgan 100% U.S. Treasury Securities Money Market Fund, 0.000% (B)	55,010	$55,010
SEI Daily Income Trust Government Fund, Cl A, 0.160% (B)	233,325	233,325

TOTAL SHORT-TERM INVESTMENTS (Cost $288,335)		288,335

TOTAL INVESTMENTS — 99.8% (Cost $66,431,581)		$97,572,052

Percentages are based on Net Assets of $97,777,001.
*	Non-income producing security.
(A)	Security considered a Master Limited Partnership. At June 30, 2016, such securities amounted to $1,874,054, or 1.9% of Net Assets.
(B)	Rate shown is the 7-day effective yield as of June 30, 2016.
ADR	American Depositary Receipt
Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $66,431,581)	$97,572,052
Dividends Receivable	181,273
Receivable for Investment Securities Sold	105,615
Tax Reclaim Receivable.	26,394
Prepaid Expenses	9,420

Total Assets	97,894,754

Liabilities:
Payable for Capital Shares Redeemed	25,000
Payable due to Adviser	33,887
Payable due to Administrator	8,197
Chief Compliance Officer Fees Payable	1,529
Payable due to Trustees	1,024
Other Accrued Expenses	48,116

Total Liabilities	117,753

Net Assets	$97,777,001

Net Assets Consist of:
Paid-in Capital	$66,407,723
Undistributed Net Investment Income	43,396
Accumulated Net Realized Gain on Investments	185,411
Net Unrealized Appreciation on Investments	31,140,471

Net Assets	$97,777,001

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	10,086,198

Net Asset Value, Offering and Redemption Price Per Share*	$9.69

*	Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$1,404,404
Less: Foreign Taxes Withheld	(47,882)

Total Investment Income	1,356,522

Expenses:
Investment Advisory Fees	240,684
Administration Fees	49,726
Trustees’ Fees	6,508
Chief Compliance Officer Fees	2,896
Legal Fees	17,274
Transfer Agent Fees	14,452
Audit Fees	11,984
Printing Fees	10,816
Registration and Filing Fees	10,807
Custodian Fees	2,486
Other Expenses	5,850

Total Expenses	373,483

Less:
Waiver of Investment Advisory Fees	(36,522)

Net Expenses	336,961

Net Investment Income	1,019,561

Net Realized Gain on Investments	198,333

Net Change in Unrealized Appreciation on Investments	2,254,743

Net Realized and Unrealized Gain on Investments	2,453,076

Net Increase in Net Assets Resulting from Operations	$3,472,637

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations:
Net Investment Income	$1,019,561	$2,034,016
Net Realized Gain on Investments	198,333	5,328,140
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,254,743	(10,959,944)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,472,637	(3,597,788)

Dividends and Distributions:
Net Investment Income	(987,254)	(2,035,306)
Net Realized Gain	—	(6,382,582)

Total Dividends and Distributions	(987,254)	(8,417,888)

Capital Share Transactions:
Issued	2,280,636	3,622,334
Reinvestment of Dividends and Distributions	567,637	6,797,068
Redemption Fees (see Note 2)	—	201
Redeemed	(5,611,969)	(9,102,245)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,763,696)	1,317,358

Total Decrease in Net Assets	(278,313)	(10,698,318)

Net Assets:
Beginning of Period	98,055,314	108,753,632

End of Period (Including Undistributed Net Investment Income of $43,396 and $11,089, respectively)	$97,777,001	$98,055,314

Share Transactions:
Issued	249,204	340,040
Reinvestment of Dividends and Distributions	59,344	708,681
Redeemed	(590,818)	(863,719)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(282,270)	185,002

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year or Period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015	Period Ended December 31, 2014*
Net Asset Value, Beginning of Year/Period	$9.46		$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.10		0.20	0.20
Net Realized and Unrealized Gain (Loss)	0.23		(0.57)	0.82

Total from Investment Operations	0.33		(0.37)	1.02

Redemption Fees	—		0.00 ^	0.00	^

Dividends and Distributions:
Net Investment Income	(0.10)		(0.20)	(0.22)
Net Realized Gains	—		(0.65)	(0.12)

Total Dividends and Distributions	(0.10)		(0.85)	(0.34)

Net Asset Value, End of Year/Period	$9.69		$9.46	$10.68

Total Return†	3.47%		(3.43)%	10.23%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$97,777		$98,055	$108,754
Ratio of Expenses to Average Net Assets	0.70	%**	0.70%	0.70	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.78	%**	0.77%	0.82	%**
Ratio of Net Investment Income to Average Net Assets	2.12	%**	1.94%	1.95	%**
Portfolio Turnover Rate	5	%***	12%	11	%***

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
^	Amount was less than $0.01 per share.
(1)	Per share calculations were performed using average shares for the period.
*	The Fund commenced operations on January 17, 2014.
**	Annualized.
***	Not Annualized.
Amount designated as “—” is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 55 funds. The financial statements herein are those of the Sarofim Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund. The Fund is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of June 30, 2016, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of June 30, 2016, all of the Fund’s investments were valued using Level 1 inputs. For details of the investment classification, reference the Schedule of Investments. For the six months ended June 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended June 30, 2016, the Fund did not hold any Level 3 securities.

For the six months ended June 30, 2016, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended June 30, 2016, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Master Limited Partnerships (“MLPs”) — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 90 days. For the six months ended June 30, 2016, there were no redemption fees retained by the Fund. For the year ended December 31, 2015, the Fund retained fees of $201. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee which will vary depending the number of share classes and the on the average daily net assets of the Fund. For the six months ended June 30, 2016, the Fund was charged $49,726 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Atlantic Fund Services, LLC, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Fayez Sarofim & Co. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets until April 30, 2017. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2017. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.70% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

At June 30, 2016, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is a follows:

Period	Subject to Repayment until December 31:	Amount
1/17/2014-12/31/2014*	2017	$113,345
1/1/2015-12/31/2015	2018	73,246
1/1/2016-6/30/2016	2019	36,522

		$223,113

*	Commenced operation on January 17, 2014.

6.	Investment Transactions:

For the six months ended June 30, 2016, the Fund made purchases of $4,782,685 and sales of $7,814,863 in investment securities other than long-term U.S. Government, short-term securities and in-kind transactions. For the six months ended June 30, 2016, there were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the fiscal year or period ended December 31, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2015	$2,112,908	$6,304,980	$8,417,888
2014	2,261,977	1,038,140	3,300,117

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$10,842
Unrealized Appreciation	29,045,177
Post-October Losses	(172,104)
Other Temporary Differences	(20)

Total Distributable Earnings	$28,883,895

For Federal income tax purposes, capital loss carryforwards represent net realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future net capital gains. As of December 31, 2015, the Fund has no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to partnership adjustments. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at June 30, 2016, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$66,431,581	$33,849,666	$(2,709,195)	$31,140,471

8.	Other:

At June 30, 2016, 50% of total shares outstanding were held by two shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of numerous shareholders.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2016 to June 30, 2016).

The table on the next page illustrates your Fund’s costs in two ways:

•	Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•	Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

DISCLOSURE OF FUND EXPENSES — concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 01/01/16	Ending Account Value 06/30/16	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,034.70	0.70%	$3.54
Hypothetical 5% Return	1,000.00	1,021.38	0.70	3.52

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 17, 2016 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2016
(Unaudited)

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders.

The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Sarofim Equity Fund

P.O. Box 588

Portland, ME 04112

1-855-727-6346

Adviser:

Fayez Sarofim & Co.

Two Houston Center

909 Fannin Street, Suite 2907

Houston, Texas 77010

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

SAR-SA-001-0300

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: September 8, 2016

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO

Date: September 8, 2016